UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 26, 2006

                               STEVEN MADDEN, LTD.
             (Exact name of registrant as specified in its charter)


      Delaware                    000-23702                  13-3588231
--------------------------------------------------------------------------------
   (State or other          (Registration Number)          (IRS Employer
   jurisdiction of                                       Identification No.)
   incorporation)

 52-16 Barnett Avenue, Long Island City, New York               11104
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     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (718) 446-1800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 26, 2006, at the 2006 Annual Meeting of Stockholders of Steven Madden, Ltd. (the "Company"), the Company's stockholders approved the Steven Madden, Ltd. 2006 Stock Incentive Plan (the "2006 Plan"). Subject to stockholder approval, the Company's Board of Directors (the "Board") had approved the 2006 Plan on March 20, 2006 and the Compensation Committee of the Board approved a modification to the Plan on May 12, 2006.

A description of the 2006 Plan is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 28, 2006 under the caption "Proposal Two - Proposal for the Approval of the Steven Madden, Ltd. 2006 Stock Incentive Plan." The description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is filed as
Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01.  EXHIBITS

Exhibit     Description
-------     -----------

10.1        Steven Madden, Ltd. 2006 Stock Incentive Plan

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STEVEN MADDEN, LTD.


                                     By: /s/ JAMIESON A. KARSON
                                         ---------------------------------
                                         Name:   Jamieson A. Karson
                                         Title:  Chief Executive Officer

Date:  June 30, 2006

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

10.1              Steven Madden, Ltd. 2006 Stock Incentive Plan